FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of financial income expenses, net
	Year ended December 31,
	2 0 2 5	2 0 2 4	2 0 2 3

Interest income	45,672	34,547	22,643
Amortization of issuance costs related to the Convertible Senior Notes (Note 10)	(1,996)	(1,280)	(1,284)
Exchange rate gain (loss), net	7,443	(4,186)	1,303
Discrete tax reserve release linkage impact	(981)	-	-
Bank charges	(320)	(334)	(226)
Total	49,818	28,747	22,436